SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                         FIRST FEDERAL BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25509                  42-1485449
-----------------------------    ---------------------       -------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


329 Pierce Street, Sioux City, Iowa                                   51101
-----------------------------------                                ----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.      Other Events

     On December 12, 2005, the Board of Directors of First Federal Bankshares, Inc. (the "Company") announced that the Company had completed a previously announced stock repurchase program. The Board also announced the adoption of a new stock repurchase program. The press release providing details of the stock repurchases is included as Exhibit 99 to this report.

Item 9.01.      Financial Statements and Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit.

               99 Press release dated December 12, 2005






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         FIRST FEDERAL BANKSHARES, INC.



DATE: December 14, 2005               By:  /s/ Barry E. Backhaus
                                           -------------------------------------
                                           Barry E. Backhaus
                                           President and Chief Executive Officer











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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

        Exhibit No.                    Description
        -----------                    -----------

              99             Press Release of First Federal Bankshares, Inc.